UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2021

Hong T. Le

AMCAP Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

AMCAP Fund®

Annual report for the year ended February 28, 2021

We take a disciplined,
long-term approach
to investing in
growth companies

AMCAP Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	54.01%	16.09%	13.83%
Class A shares (reflecting 5.75% maximum sales charge)	44.88	14.49	12.91

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.45% for Class F-2 shares and 0.68% for Class A shares as of the prospectus dated May 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

12	Financial statements

34	Board of trustees and other officers

Fellow investors:

U.S. equities finished higher for the fiscal year ended February 28, 2021, recovering from a selloff sparked by the coronavirus pandemic. The economy showed signs of recovering from recession, supported by massive stimulus measures. Activity picked up as businesses reopened and consumers adapted to new guidelines affecting work, commerce and recreation. Led by technology stocks, the market completed a full reversal of the bear market’s steep losses. However, volatility increased later in the period amid a resurgence of the coronavirus in parts of the U.S. and political uncertainty. The Federal Reserve cut interest rates to near zero in March and later revised its inflation stance to allow for longer periods of price increases before considering rate increases.

During the 12-month period, Class F-2 shares of AMCAP Fund had a total return of 33.31% versus a 31.29% total return for the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. Over its 54-year lifetime, AMCAP has had an average annual total return of 11.99%, exceeding the 10.32% return for the S&P 500. For the past 10 years, the fund has had an average annual total return of 13.64%, slightly ahead of the 13.43% return for the S&P 500.

Investment results analysis

In a year marked by unprecedented volatility, stocks declined sharply from late February to March, followed by a remarkable rally that lifted the market to all-time highs. Information technology stocks led the way, gaining nearly 50%, followed closely by consumer discretionary stocks. The pandemic and related shutdowns accelerated efforts to digitize business processes, and also hastened the secular shift toward online

Results at a glance

For periods ended February 28, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 5/1/67)

AMCAP Fund (Class F-2 shares)[1]	33.31%	17.12%	13.64%	11.99%
AMCAP Fund (Class A shares)	32.98	16.87	13.39	11.76
Standard & Poor’s 500 Composite Index[2]	31.29	16.82	13.43	10.32

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

AMCAP Fund	1

consumption patterns. Companies leading the digital transition in the economy, such as Amazon and Netflix, prospered as millions of homebound customers switched to online services for food, entertainment and other basic needs, and businesses pulled forward their plans to build out internet and cloud capabilities. Conversely, stocks of energy and travel and leisure companies plummeted as government-imposed lockdowns brought the global economy to a virtual standstill.

AMCAP was impacted by both of these trends throughout the year, benefiting from holdings of digitally focused companies earlier in the pandemic while also feeling the negative impacts of the fund’s energy holdings. During the depths of the downdraft in stock prices, portfolio managers and analysts added to positions in companies they believed had long-term value, despite the near-term uncertainty. As the market has rebounded and the economy recovers, many companies that initially suffered are now bouncing back.

Looking more closely at the fund’s holdings, companies in the communication services sector had the largest positive impact on results over the year — in particular, positions in the entertainment and interactive media industries that benefited from the changes to consumer behavior accelerated by the global pandemic. Streaming video-on-demand provider Netflix added more than 35 million subscribers in 2020 (compared to nearly 28 million in 2019), surpassing 200 million total subscribers. Video game developer Activision Blizzard saw demand surge for its products as consumers spent more time at home, resulting in spending on video games reaching record levels.

Several information technology holdings also contributed to the fund’s returns, especially semiconductor companies amid strong demand for chips. Shares of Broadcom, a leader in wireless radio frequency solutions, rallied after the semiconductor company surpassed revenue and earnings forecasts for growth in its wireless business. We added to our position in Broadcom during the downturn based on our conviction in its strong networking switch business. The company should also benefit from the next generation 5G wireless network, as should ASML, another large semiconductor firm. We believe that ASML is on the leading edge of semiconductor equipment production, with unique technology that is driving market share gains.

Investments in the health care sector were mixed during the period. Shares of Abbott Laboratories gained after the company received emergency-use authorization for its 15-minute antigen test for COVID-19. The U.S. government purchased 150 million Abbott tests in a $750 million deal as part of a mass testing strategy in the fall. Likewise, Thermo Fisher Scientific — which provides analytical instruments for research, analysis and diagnostics — saw sales rise due to COVID-related tailwinds, particularly in its testing business. Meanwhile, shares of Gilead Sciences lost ground, giving up gains made over the first half of the year as fresh doubts emerged over the efficacy of its remdesivir drug as a treatment for COVID-19. Nevertheless, we remain encouraged by the company’s drug pipeline in other areas over the long term.

The fund’s investments in the industrials sector detracted from results overall, but transportation company Old Dominion Freight Line added value as it continued to improve its operating ratio during the year, despite the weak economic landscape. We added to our position in Old Dominion during the downturn on the belief that the small-freight trucking company will grow its industry market share. On the downside, aerospace companies such as TransDigm Group suffered amid the decline in air travel. However, we believe these concerns are likely temporary and that these companies should recover as the economy rebounds and air travel resumes. TransDigm continues to benefit from strong pricing power in the aerospace industry and the company is especially well-positioned to benefit from the long-term structural changes taking place in the industry, including rising global air travel and improving fuel efficiency.

Some of the fund’s energy holdings detracted from returns as oil prices remained volatile amid falling demand during the global pandemic and a price

2	AMCAP Fund

war between Saudi Arabia and Russia earlier in the year. Exploration and production company EOG Resources detracted from returns, as did Concho Resources, which was recently acquired by oil giant ConocoPhillips. While we continue to believe that these companies are well placed in the oil-and-gas industry, the entire energy sector is being pressured by oversupply and macroeconomic concerns; however, demand has been gradually rebounding as the global economy continues to recover.

The fund’s cash position held back returns during the strong market rebound. Cash declined to 3.5% from 8.2% (including other short-term securities) at the beginning of the period as portfolio managers added to positions. While valuations are still high overall, we are finding pockets of investment opportunity. In this volatile market environment, we continue to invest in high-quality companies considered industry leaders with good long-term growth prospects.

Looking ahead

The U.S. economy continues to recover from the sharp drop in growth and spike in unemployment that occurred during the depths of the pandemic-induced lockdown. U.S. GDP growth rebounded in the fourth quarter and the unemployment rate fell to 6.2% in February — less than half of what it was in April when the jobless rate rose to its highest level since the Great Depression — but well above pre-recession lows. Low mortgage rates and a desire for more living space while working from home during the pandemic propelled buyers back to the real estate market, sending housing prices higher. Retail sales also increased as stores began to reopen, but consumer prices rose less than expected in February, easing fears of inflation.

In the near term, volatility is likely to remain elevated amid the ongoing spread of new coronavirus variants and the ensuing lockdowns. The approval of several vaccines is encouraging as it provides essential tools for combating the pandemic. We remain optimistic but vigilant regarding the evolution of the coronavirus and its impact on companies and the broader global economy.

We remain resolute in our long-term effort to find great companies at reasonable prices using our proven investment processes. As such, we continue with our consistent and diligent approach to growth investing, just as we have for the past 54 years. We believe our bottom-up approach of focusing on fundamentals and investing in quality companies with sustainable competitive advantages will serve our investors well in the long run.

AMCAP invests primarily in U.S. companies that have demonstrated solid historical growth and characteristics that we believe are likely to support above-average growth in the future. Our focus on the fundamental growth drivers and the inherent worth of companies is critical to helping us identify investments that we believe represent the best value over the long term. We thank you for your continued support of these efforts.

Cordially,

Barry Crosthwaite
Co-President

James Terrile
Co-President

April 9, 2021

For current information about the fund, visit capitalgroup.com.

AMCAP Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2021)

	1 year	5 years	10 years
Class F-2 shares	33.31%	17.12%	13.64%
Class A shares*	25.34	15.49	12.72

**Assumes payment of the maximum 5.75% sales charge.*

$3,000,000
1,000,000
600,000
300,000
100,000
60,000
30,000
10,000
7,000
Year ended February 28 or 29
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990

4	AMCAP Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in AMCAP Fund Class F-2 or Class A shares grew over the past 50 years from February 28, 1971, to February 28, 2021. As you can see, the investment grew to $3,286,966 or $2,792,913, respectively, with all distributions reinvested.

AMCAP Fund	5

Investment portfolio February 28, 2021

Industry sector diversification	Percent of net assets

Common stocks 96.47%	Shares	Value (000)
Information technology 25.26%
Microsoft Corp.	15,198,101	$3,531,735
Broadcom Inc.	4,806,357	2,258,363
Mastercard Inc., Class A	4,375,754	1,548,361
ASML Holding NV1	2,340,199	1,317,664
Micron Technology, Inc.[2]	10,443,932	955,933
Autodesk, Inc.[2]	3,134,774	865,198
PayPal Holdings, Inc.[2]	2,838,811	737,665
ServiceNow, Inc.[2]	1,333,195	711,206
Ceridian HCM Holding Inc.[2]	6,536,179	586,034
Applied Materials, Inc.	4,396,391	519,609
Adobe Inc.[2]	948,089	435,808
Advanced Micro Devices, Inc.[2]	4,770,436	403,150
EPAM Systems, Inc.[2]	983,356	367,392
Visa Inc., Class A	1,715,669	364,391
FleetCor Technologies, Inc.[2]	1,310,015	363,280
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	16,526,000	361,118
Vontier Corp.[2,3]	10,917,189	342,800
Atlassian Corp. PLC, Class A2	1,284,703	305,374
Accenture PLC, Class A	1,175,833	295,016
SS&C Technologies Holdings, Inc.	3,955,547	262,174
Lam Research Corp.	442,509	250,987
Arista Networks, Inc.[2]	862,230	241,286
Nice Ltd. (ADR)	972,081	223,131
Amphenol Corp., Class A	1,720,663	216,253
Trimble Inc.[2]	2,820,953	209,145
Apple Inc.	1,574,047	190,869
NetApp, Inc.	2,995,764	187,535
Qorvo, Inc.[2]	1,033,098	180,513
Intuit Inc.	435,312	169,833
DocuSign, Inc.[2]	673,855	152,736
Kingdee International Software Group Co. Ltd.[1]	39,741,000	143,899
Zoom Video Communications, Inc., Class A2	374,415	139,885
Global Payments Inc.	698,899	138,375
Fair Isaac Corp.[2]	287,405	131,502
MongoDB, Inc., Class A2	289,024	111,543
Alteryx, Inc., Class A2	1,136,385	108,638
Intel Corp.	1,689,380	102,680
Bill.Com Holdings, Inc.[2]	620,511	102,390
Aspen Technology, Inc.[2]	601,741	90,568
Snowflake Inc., Class A2,4	313,383	81,335
NXP Semiconductors NV	404,847	73,905
Avalara, Inc.[2]	461,172	72,376
Affirm Holdings, Inc., Class A2,4	677,808	63,077
Bentley Systems, Inc., Class B4	1,349,418	59,860
Coupa Software Inc.[2]	137,846	47,731
Okta, Inc., Class A2	180,576	47,212
Vertex, Inc., Class A2	1,509,161	46,407

6	AMCAP Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Qualtrics International Inc., Class A2	1,205,580	$45,812
Enphase Energy, Inc.[2]	235,219	41,413
Palo Alto Networks, Inc.[2]	109,953	39,397
SVMK Inc.[2]	1,838,734	34,237
Paylocity Holding Corp.[2]	169,752	32,455
Paycom Software, Inc.[2]	77,387	28,961
Square, Inc., Class A2	91,960	21,154
GoDaddy Inc., Class A2	255,128	20,696
VeriSign, Inc.[2]	83,745	16,249
KLA Corp.	41,900	13,041
		20,409,357

Health care 19.37%
Abbott Laboratories	20,620,103	2,469,876
UnitedHealth Group Inc.	5,455,037	1,812,272
Thermo Fisher Scientific Inc.	3,082,028	1,387,159
BioMarin Pharmaceutical Inc.[2,3]	10,094,392	781,609
Amgen Inc.	3,389,369	762,337
PerkinElmer, Inc.	5,209,892	656,915
Stryker Corp.	2,548,023	618,380
Zimmer Biomet Holdings, Inc.	3,619,021	590,118
Penumbra, Inc.[2,3]	2,041,340	580,618
Gilead Sciences, Inc.	8,617,954	529,142
Centene Corp.[2]	8,872,670	519,406
Insulet Corp.[2]	1,924,554	498,652
Edwards Lifesciences Corp.[2]	5,985,365	497,384
Zoetis Inc., Class A	2,899,960	450,190
Integra LifeSciences Holdings Corp.[2,3]	5,544,229	378,893
Humana Inc.	959,701	364,351
Haemonetics Corp.[2,3]	2,632,082	332,958
Vertex Pharmaceuticals Inc.[2]	1,515,920	322,209
Seagen Inc.[2]	1,946,897	294,196
IQVIA Holdings Inc.[2]	1,350,501	260,363
Danaher Corp.	1,044,794	229,510
West Pharmaceutical Services, Inc.	693,195	194,545
Sarepta Therapeutics, Inc.[2]	1,838,945	160,099
DexCom, Inc.[2]	373,039	148,387
PRA Health Sciences, Inc.[2]	961,287	141,703
AstraZeneca PLC[1]	1,218,740	117,963
Royalty Pharma PLC, Class A	2,332,950	108,646
Eli Lilly and Company	497,189	101,869
Anthem, Inc.	308,473	93,526
Mettler-Toledo International Inc.[2]	69,309	77,352
AmerisourceBergen Corp.	693,671	70,213
Guardant Health, Inc.[2]	306,334	45,086
Genmab A/S1,2	75,967	25,623
Nevro Corp.[2]	89,961	14,860
GoodRx Holdings, Inc., Class A2,4	266,085	11,846
		15,648,256

Consumer discretionary 15.11%
Amazon.com, Inc.[2]	723,743	2,238,486
Hilton Worldwide Holdings Inc.[2]	10,136,886	1,253,730
Burlington Stores, Inc.[2,3]	3,329,885	861,841
NIKE, Inc., Class B	5,733,940	772,820
Caesars Entertainment, Inc.[2]	6,838,267	638,968
NVR, Inc.[2]	109,755	493,990
Williams-Sonoma, Inc.	3,538,634	464,587
Alibaba Group Holding Ltd.[1,2]	15,425,948	461,386
Airbnb, Inc., Class A2	1,854,391	382,654
Darden Restaurants, Inc.	2,597,771	356,752
Aptiv PLC[2]	2,186,058	327,559
TopBuild Corp.[2,3]	1,711,903	325,963
MercadoLibre, Inc.[2]	195,138	319,658
Galaxy Entertainment Group Ltd.[1]	34,365,000	317,800
Thor Industries, Inc.	2,690,905	314,997
LVMH Moët Hennessy-Louis Vuitton SE1	436,185	276,202
Marriott International, Inc., Class A2	1,597,629	236,561

AMCAP Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
EssilorLuxottica[1]	1,421,571	$231,489
Helen of Troy Ltd.[2]	991,701	215,001
Starbucks Corp.	1,753,244	189,403
CarMax, Inc.[2]	1,497,166	178,926
Royal Caribbean Cruises Ltd.	1,811,656	168,973
Five Below, Inc.[2]	899,612	167,436
Booking Holdings Inc.[2]	69,907	162,779
Wyndham Hotels & Resorts, Inc.	2,196,704	143,401
Wynn Resorts, Ltd.[2]	1,066,981	140,553
Home Depot, Inc.	518,901	134,053
DoorDash, Inc., Class A2,4	699,477	118,554
Chipotle Mexican Grill, Inc.[2]	77,966	112,427
Flutter Entertainment PLC (GBP denominated)[1,2]	534,770	102,960
Industria de Diseño Textil, SA1	726,064	23,916
Dollar Tree Stores, Inc.[2]	232,317	22,814
Las Vegas Sands Corp.	336,787	21,083
Dollar General Corp.	94,156	17,795
Peloton Interactive, Inc., Class A2	96,958	11,681
		12,207,198

Communication services 14.49%
Netflix, Inc.[2]	6,632,751	3,574,058
Alphabet Inc., Class A2	805,488	1,628,624
Alphabet Inc., Class C2	717,860	1,462,181
Facebook, Inc., Class A2	7,784,011	2,005,317
Charter Communications, Inc., Class A2	1,040,915	638,518
Comcast Corp., Class A	12,043,604	634,939
Tencent Holdings Ltd.[1]	5,552,418	473,492
Activision Blizzard, Inc.	2,514,399	240,402
Match Group, Inc.[2]	1,400,370	214,046
Electronic Arts Inc.	1,237,883	165,839
IAC/InterActiveCorp.[2]	648,799	158,845
Playtika Holding Corp.[2]	4,339,123	129,089
Cable One, Inc.	63,626	121,834
New York Times Co., Class A	1,995,775	102,124
ZoomInfo Technologies Inc., Class A2	1,712,089	89,748
Bumble Inc., Class A2,4	932,998	62,800
		11,701,856

Industrials 8.35%
CSX Corp.	10,499,603	961,239
TransDigm Group Inc.[2]	1,412,331	814,449
Old Dominion Freight Line, Inc.	3,607,717	774,829
Caterpillar Inc.	2,153,882	464,980
Woodward, Inc.[3]	4,036,592	461,060
Stanley Black & Decker, Inc.	2,139,683	374,102
Copart, Inc.[2]	2,981,804	325,494
Equifax Inc.	1,639,835	265,457
Northrop Grumman Corp.	758,422	221,201
Carrier Global Corp.	5,709,433	208,566
Raytheon Technologies Corp.	2,727,955	196,385
Waste Management, Inc.	1,746,302	193,647
Safran SA1,2	1,313,262	179,378
Air Lease Corp., Class A	3,408,483	156,313
Airbus SE, non-registered shares[1,2]	1,214,086	140,420
United Rentals, Inc.[2]	464,141	138,026
NIBE Industrier AB, Class B1	4,322,037	135,499
L3Harris Technologies, Inc.	741,338	134,857
Fortive Corp.	2,015,460	132,658
Armstrong World Industries, Inc.	1,212,262	103,745
Union Pacific Corp.	404,951	83,404
AMETEK, Inc.	658,482	77,681
Waste Connections, Inc.	790,926	77,266
Cummins Inc.	304,302	77,049
Otis Worldwide Corp.	763,963	48,672
		6,746,377

8	AMCAP Fund

Common stocks (continued)	Shares	Value (000)
Financials 5.66%
S&P Global Inc.	2,699,285	$889,036
JPMorgan Chase & Co.	4,458,096	656,098
Aon PLC, Class A	2,450,680	558,044
First Republic Bank	3,321,206	547,169
Kotak Mahindra Bank Ltd.[1,2]	16,150,000	390,075
Stifel Financial Corp.	4,202,988	256,718
SVB Financial Group[2,4]	430,578	217,597
Arch Capital Group Ltd.[2]	5,259,934	188,411
HDFC Bank Ltd.[1,2]	8,405,503	175,154
AIA Group Ltd.[1]	10,114,000	126,601
Berkshire Hathaway Inc., Class B2	460,222	110,688
MSCI Inc.	259,396	107,525
Tradeweb Markets Inc., Class A	986,575	71,813
London Stock Exchange Group PLC[1]	532,311	71,307
The Blackstone Group Inc., Class A	649,525	44,967
Bank of America Corp.	1,131,807	39,285
Intercontinental Exchange, Inc.	307,649	33,937
Everest Re Group, Ltd.	116,658	28,209
Marsh & McLennan Companies, Inc.	223,687	25,773
Cullen/Frost Bankers, Inc.	175,331	18,305
CME Group Inc., Class A	71,729	14,324
		4,571,036

Energy 3.35%
EOG Resources, Inc.	23,959,759	1,546,842
ConocoPhillips	11,715,707	609,334
Diamondback Energy, Inc.	5,994,731	415,315
Pioneer Natural Resources Company	887,956	131,924
		2,703,415

Consumer staples 2.63%
Constellation Brands, Inc., Class A	2,396,615	513,211
Lamb Weston Holdings, Inc.	4,595,990	366,622
Herbalife Nutrition Ltd.[2,3]	7,073,378	318,161
Costco Wholesale Corp.	814,941	269,746
Philip Morris International Inc.	2,430,056	204,173
Estée Lauder Companies Inc., Class A	561,086	160,392
Chocoladefabriken Lindt & Sprüngli AG1	1,123	99,401
Keurig Dr Pepper Inc.	2,994,462	91,391
Reckitt Benckiser Group PLC[1]	830,442	69,448
Church & Dwight Co., Inc.	424,102	33,398
		2,125,943

Real estate 1.09%
Equinix, Inc. REIT	538,126	348,889
SBA Communications Corp. REIT	1,166,293	297,556
American Tower Corp. REIT	768,843	166,170
Alexandria Real Estate Equities, Inc. REIT	427,310	68,237
		880,852

Materials 0.75%
Linde PLC	935,273	228,459
Celanese Corp.	964,047	133,916
Sherwin-Williams Company	186,724	127,036
Air Products and Chemicals, Inc.	172,112	43,995
PPG Industries, Inc.	278,874	37,598
Newmont Corp.	652,101	35,461
		606,465

Utilities 0.41%
NextEra Energy, Inc.	4,021,699	295,514
Ørsted AS1	198,914	32,106
		327,620

Total common stocks (cost: $43,508,537,000)		77,928,375

AMCAP Fund	9

Short-term securities 3.85%	Shares	Value (000)
Money market investments 3.85%
Capital Group Central Cash Fund 0.09%[3,5]	29,407,433	$2,941,038
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.01%[5,6]	51,300,000	51,300
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[5,6]	50,400,000	50,400
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[5,6]	33,499,262	33,499
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[5,6]	23,500,000	23,500
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[5,6]	4,700,000	4,700
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.02%[5,6]	3,300,000	3,300
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[5,6]	1,600,000	1,600

Total short-term securities (cost: $3,108,800,000)		3,109,337

Total investment securities 100.32% (cost: $46,617,337,000)		81,037,712
Other assets less liabilities (0.32)%		(257,422)

Net assets 100.00%		$80,780,290

Investments in affiliates3

	Value of affiliates at 3/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 2/28/2021 (000)	Dividend income (000)
Common stocks 5.43%
Information technology 0.43%
Vontier Corp.[2]	$—	$355,002	$148	$109	$(12,163)	$342,800	$—
Health care 2.57%
BioMarin Pharmaceutical Inc.[2]	960,131	10,146	58,078	2,495	(133,085)	781,609	—
Penumbra, Inc.[2]	—	457,864	62,093	12,407	172,440	580,618	—
Integra LifeSciences Holdings Corp.[2]	289,389	—	514	47	89,971	378,893	—
Haemonetics Corp.[2]	—	279,827	276	59	53,348	332,958	—
PerkinElmer, Inc.[7]	558,941	14,076	192,962	77,444	199,416	—	1,786
						2,074,078
Consumer discretionary 1.47%
Burlington Stores, Inc.[2]	—	684,262	795	146	178,228	861,841	—
TopBuild Corp.[2]	66,768	167,399	57,697	13,328	136,165	325,963	—
						1,187,804
Industrials 0.57%
Woodward, Inc.	268,898	96,965	691	273	95,615	461,060	1,641
Old Dominion Freight Line, Inc.[7]	950,728	—	603,098	282,303	144,896	—	3,453
						461,060
Energy 0.00%
Concho Resources Inc.[7]	692,451	—	1,005,521	(127,960)	441,030	—	5,365
Consumer staples 0.39%
Herbalife Nutrition Ltd.[2]	231,334	—	2,560	(1,096)	90,483	318,161	—
Total common stocks						4,383,903
Short-term securities 3.64%
Money market investments 3.64%
Capital Group Central Cash Fund 0.09%[5]	5,191,122	9,490,533	11,744,641	10,330	(6,306)	2,941,038	15,834
Total 9.07%				$269,885	$1,450,038	$7,324,941	$28,079

10	AMCAP Fund

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,272,901,000, which represented 6.53% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[4]	All or a portion of this security was on loan. The total value of all such securities was $242,305,000, which represented .30% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Rate represents the seven-day yield at 2/28/2021.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Unaffiliated issuer at 2/28/2021.

Key to abbreviations

ADR = American Depositary Receipts

GBP = British pounds

See notes to financial statements.

AMCAP Fund	11

Financial statements

Statement of assets and liabilities at February 28, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $242,305 of investment securities on loan):
Unaffiliated issuers (cost: $40,310,964)	$73,712,771
Affiliated issuers (cost: $6,306,373)	7,324,941	$81,037,712
Cash		64
Receivables for:
Sales of investments	31,449
Sales of fund’s shares	65,420
Dividends	45,283
Securities lending income	59
Other	1,122	143,333
		81,181,109
Liabilities:
Collateral for securities on loan		168,299
Payables for:
Purchases of investments	132,744
Repurchases of fund’s shares	57,148
Investment advisory services	18,550
Services provided by related parties	14,484
Trustees’ deferred compensation	2,180
Other	7,414	232,520
Net assets at February 28, 2021		$80,780,290

Net assets consist of:
Capital paid in on shares of beneficial interest		$43,352,842
Total distributable earnings		37,427,448
Net assets at February 28, 2021		$80,780,290

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (2,013,091 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share

Class A	$38,471,588	957,855		$40.16
Class C	1,252,010	36,573		34.23
Class T	14	—	*	40.22
Class F-1	1,317,999	33,135		39.78
Class F-2	9,685,579	239,103		40.51
Class F-3	5,054,074	125,490		40.27
Class 529-A	2,496,261	62,990		39.63
Class 529-C	112,602	3,271		34.43
Class 529-E	90,634	2,362		38.37
Class 529-T	18	—	*	40.21
Class 529-F-1	11	—	*	39.99
Class 529-F-2	198,727	4,952		40.13
Class 529-F-3	12	—	*	40.09
Class R-1	73,096	2,067		35.36
Class R-2	725,416	20,519		35.35
Class R-2E	76,525	1,939		39.47
Class R-3	1,104,302	28,591		38.62
Class R-4	907,237	22,812		39.77
Class R-5E	139,485	3,467		40.23
Class R-5	570,761	13,965		40.87
Class R-6	18,503,939	454,000		40.76

*	Amount less than one thousand.

See notes to financial statements.

12	AMCAP Fund

Financial statements (continued)

Statement of operations for the year ended February 28, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,686; also includes $28,079 from affiliates)	$664,840
Interest	263
Securities lending income (net of fees)	229	$665,332
Fees and expenses*:
Investment advisory services	212,105
Distribution services	120,428
Transfer agent services	50,809
Administrative services	21,474
Reports to shareholders	1,729
Registration statement and prospectus	1,161
Trustees’ compensation	762
Auditing and legal	166
Custodian	890
Other	1,629
Total fees and expenses before reimbursement	411,153
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		411,153
Net investment income		254,179

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $862):
Unaffiliated issuers	4,583,977
Affiliated issuers	269,885
In-kind redemptions	74,978
Currency transactions	(309)	4,928,531
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $6,990):
Unaffiliated issuers	14,095,617
Affiliated issuers	1,450,038
Currency translations	(67)	15,545,588
Net realized gain and unrealized appreciation		20,474,119

Net increase in net assets resulting from operations		$20,728,298

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

AMCAP Fund	13

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended	Year ended
	February 28, 2021	February 29, 2020

Operations:
Net investment income	$254,179	$523,924
Net realized gain	4,928,531	3,891,967
Net unrealized appreciation	15,545,588	310,422
Net increase in net assets resulting from operations	20,728,298	4,726,313

Distributions paid to shareholders	(3,118,561)	(3,402,053)

Net capital share transactions	(1,657,688)	(1,275,135)

Total increase in net assets	15,952,049	49,125

Net assets:
Beginning of year	64,828,241	64,779,116
End of year	$80,780,290	$64,828,241

See notes to financial statements.

14	AMCAP Fund

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A1	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Prior to June 30, 2020, the initial sales charge was up to 5.75% for Class 529-A purchases.
[2]	Prior to June 30, 2020, Class C converted to Class F-1 and Class 529-C converted to Class 529-A after ten years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

AMCAP Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

16	AMCAP Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$18,586,676	$1,822,681	$—	$20,409,357
Health care	15,504,670	143,586	—	15,648,256
Consumer discretionary	10,793,445	1,413,753	—	12,207,198
Communication services	11,228,364	473,492	—	11,701,856
Industrials	6,291,080	455,297	—	6,746,377
Financials	3,807,899	763,137	—	4,571,036
Energy	2,703,415	—	—	2,703,415
Consumer staples	1,957,094	168,849	—	2,125,943
Real estate	880,852	—	—	880,852
Materials	606,465	—	—	606,465
Utilities	295,514	32,106	—	327,620
Short-term securities	3,109,337	—	—	3,109,337
Total	$75,764,811	$5,272,901	$—	$81,037,712

AMCAP Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

18	AMCAP Fund

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of February 28, 2021, the total value of securities on loan was $242,305,000, and the total value of collateral received was $256,507,000. Collateral received includes cash of $168,299,000 and U.S. government securities of $88,208,000. Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended February 28, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 28, 2021, the fund reclassified $204,695,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

AMCAP Fund	19

As of February 28, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$3,067,188
Gross unrealized appreciation on investments	35,206,288
Gross unrealized depreciation on investments	(837,966)
Net unrealized appreciation on investments	34,368,322
Cost of investments	46,669,390

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended February 28, 2021						Year ended February 29, 2020
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$71,251		$1,374,441		$1,445,692		$167,748		$1,394,275		$1,562,023
Class C	—		58,392		58,392		—		70,449		70,449
Class T	—	*	1		1		—	*	—	*	—	*
Class F-1	2,031		51,947		53,978		6,587		64,814		71,401
Class F-2	33,527		337,484		371,011		55,745		345,782		401,527
Class F-3	21,123		176,552		197,675		32,635		179,285		211,920
Class 529-A	4,309		88,756		93,065		9,661		87,108		96,769
Class 529-C	—		7,426		7,426		—		11,851		11,851
Class 529-E	11		3,520		3,531		276		3,767		4,043
Class 529-T	—	*	1		1		—	*	1		1
Class 529-F-1	—	*	2,746		2,746		1,057		6,804		7,861
Class 529-F-2†	649		4,141		4,790
Class 529-F-3†	—	*	—	*	—	*
Class R-1	—		3,118		3,118		—		3,837		3,837
Class R-2	—		29,909		29,909		—		31,411		31,411
Class R-2E	—		2,872		2,872		112		3,078		3,190
Class R-3	—		43,526		43,526		2,661		48,758		51,419
Class R-4	1,527		36,063		37,590		4,849		45,775		50,624
Class R-5E	432		4,248		4,680		436		2,544		2,980
Class R-5	2,253		21,779		24,032		5,516		34,247		39,763
Class R-6	78,838		655,688		734,526		120,128		660,856		780,984
Total	$215,951		$2,902,610		$3,118,561		$407,411		$2,994,642		$3,402,053

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.277% on such assets in excess of $71 billion. For the year ended February 28, 2021, the investment advisory services fee was $212,105,000, which was equivalent to an annualized rate of 0.296% of average daily net assets.

20	AMCAP Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of February 28, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended February 28, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

AMCAP Fund	21

For the year ended February 28, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$84,756		$30,875		$10,178		Not applicable
Class C	12,193		1,144		370		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	3,190		1,649		387		Not applicable
Class F-2	Not applicable		9,276		2,515		Not applicable
Class F-3	Not applicable		238		1,311		Not applicable
Class 529-A	4,986		1,798		651		$1,330
Class 529-C	1,450		139		45		92
Class 529-E	408		35		25		51
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	91		32		66
Class 529-F-2†	Not applicable		45		19		38
Class 529-F-3†	Not applicable		—	*	—	*	—	*
Class R-1	690		72		21		Not applicable
Class R-2	4,897		2,282		196		Not applicable
Class R-2E	419		145		21		Not applicable
Class R-3	5,203		1,596		312		Not applicable
Class R-4	2,236		912		268		Not applicable
Class R-5E	Not applicable		156		32		Not applicable
Class R-5	Not applicable		283		167		Not applicable
Class R-6	Not applicable		73		4,924		Not applicable
Total class-specific expenses	$120,428		$50,809		$21,474		$1,577

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $762,000 in the fund’s statement of operations reflects $446,000 in current fees (either paid in cash or deferred) and a net increase of $316,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended February 28, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,014,789,000 and $1,451,756,000, respectively, which generated $123,328,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended February 28, 2021.

22	AMCAP Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of						Net (decrease)
	Sales[1]			distributions				Repurchases[1]		increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended February 28, 2021

Class A	$2,926,316	86,088		$1,423,627		39,143		$(4,836,053)	(140,712)	$(486,110)	(15,481)
Class C	145,022	4,981		58,089		1,883		(539,398)	(18,145)	(336,287)	(11,281)
Class T	—	—		—		—		—	—	—	—
Class F-1	91,903	2,817		52,576		1,465		(467,598)	(13,850)	(323,119)	(9,568)
Class F-2	2,306,363	66,582		360,099		9,792		(2,572,708)	(75,453)	93,754	921
Class F-3	987,819	28,479		195,548		5,348		(1,169,087)	(34,149)	14,280	(322)
Class 529-A	341,641	9,904		93,033		2,589		(361,584)	(10,365)	73,090	2,128
Class 529-C	20,575	700		7,425		245		(171,943)	(5,724)	(143,943)	(4,779)
Class 529-E	8,071	246		3,529		102		(19,746)	(590)	(8,146)	(242)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	18,635	562		2,745		82		(188,633)	(5,462)	(167,253)	(4,818)
Class 529-F-2[3]	181,992	5,174		4,772		124		(13,502)	(346)	173,262	4,952
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	9,056	300		3,113		97		(23,636)	(774)	(11,467)	(377)
Class R-2	149,336	4,882		29,886		933		(210,725)	(6,912)	(31,503)	(1,097)
Class R-2E	16,634	485		2,872		81		(26,555)	(787)	(7,049)	(221)
Class R-3	201,675	6,067		43,482		1,248		(381,977)	(11,351)	(136,820)	(4,036)
Class R-4	140,718	4,142		37,551		1,047		(392,362)	(11,455)	(214,093)	(6,266)
Class R-5E	61,157	1,755		4,674		127		(30,122)	(847)	35,709	1,035
Class R-5	72,262	2,088		24,024		651		(232,638)	(6,649)	(136,352)	(3,910)
Class R-6	2,865,853	83,665		729,588		19,725		(3,641,093)	(101,398)	(45,652)	1,992
Total net increase (decrease)	$10,545,038	308,917		$3,076,634		84,682		$(15,279,360)	(444,969)	$(1,657,688)	(51,370)

Year ended February 29, 2020

Class A	$2,237,044	69,093		$1,537,266		46,377		$(3,944,952)	(121,405)	$(170,642)	(5,935)
Class C	147,881	5,279		69,907		2,443		(389,037)	(13,892)	(171,249)	(6,170)
Class T	—	—		—		—		—	—	—	—
Class F-1	150,135	4,712		69,754		2,127		(557,741)	(17,422)	(337,852)	(10,583)
Class F-2	1,763,949	54,151		388,528		11,633		(2,172,332)	(66,291)	(19,855)	(507)
Class F-3	1,088,897	33,590		209,842		6,318		(911,177)	(27,889)	387,562	12,019
Class 529-A	192,418	5,998		96,740		2,956		(308,256)	(9,600)	(19,098)	(646)
Class 529-C	25,203	891		11,848		411		(69,560)	(2,457)	(32,509)	(1,155)
Class 529-E	7,645	247		4,041		127		(14,774)	(475)	(3,088)	(101)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	25,023	770		7,861		238		(28,304)	(871)	4,580	137
Class R-1	8,723	303		3,827		130		(35,382)	(1,220)	(22,832)	(787)
Class R-2	134,489	4,640		31,384		1,063		(191,650)	(6,611)	(25,777)	(908)
Class R-2E	19,847	620		3,190		98		(17,805)	(560)	5,232	158
Class R-3	201,185	6,408		51,337		1,607		(443,318)	(14,173)	(190,796)	(6,158)
Class R-4	161,212	5,029		50,586		1,542		(470,201)	(14,450)	(258,403)	(7,879)
Class R-5E	60,248	1,850		2,979		90		(17,071)	(523)	46,156	1,417
Class R-5	82,824	2,542		39,750		1,183		(622,676)	(18,796)	(500,102)	(15,071)
Class R-6	2,075,266	63,926		780,668		23,249		(2,822,397)	(85,014)	33,537	2,161
Total net increase (decrease)	$8,381,989	260,049		$3,359,509		101,592		$(13,016,633)	(401,649)	$(1,275,135)	(40,008)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $23,034,309,000 and $25,090,334,000, respectively, during the year ended February 28, 2021.

AMCAP Fund	23

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
2/28/2021	$31.47	$.09	$10.12	$10.21	$(.08)	$(1.44)	$(1.52)	$40.16	32.98%		$38,472		.67%		.67%		.26%
2/29/2020	30.87	.22	2.03	2.25	(.18)	(1.47)	(1.65)	31.47	7.03		30,635		.68		.68		.69
2/28/2019	33.07	.21	.63	.84	(.18)	(2.86)	(3.04)	30.87	3.35		30,234		.66		.66		.65
2/28/2018	28.82	.18	5.76	5.94	(.13)	(1.56)	(1.69)	33.07	21.10		30,196		.67		.67		.58
2/28/2017	24.47	.16	5.23	5.39	(.12)	(.92)	(1.04)	28.82	22.38		27,269		.68		.68		.59
Class C:
2/28/2021	27.15	(.14)	8.66	8.52	—	(1.44)	(1.44)	34.23	31.99		1,252		1.41		1.41		(.47)
2/29/2020	26.88	(.02)	1.76	1.74	—	(1.47)	(1.47)	27.15	6.21		1,299		1.43		1.43		(.07)
2/28/2019	29.23	(.04)	.55	.51	—	(2.86)	(2.86)	26.88	2.56		1,452		1.45		1.45		(.14)
2/28/2018	25.74	(.06)	5.11	5.05	—	(1.56)	(1.56)	29.23	20.13		1,526		1.47		1.47		(.22)
2/28/2017	22.02	(.05)	4.69	4.64	—	(.92)	(.92)	25.74	21.42		1,503		1.49		1.49		(.22)
Class T:
2/28/2021	31.50	.18	10.13	10.31	(.15)	(1.44)	(1.59)	40.22	33.30	[5]	—	[6]	.42	[5]	.42	[5]	.50 [5]
2/29/2020	30.88	.30	2.03	2.33	(.24)	(1.47)	(1.71)	31.50	7.29	[5]	—	[6]	.44	[5]	.44	[5]	.92 [5]
2/28/2019	33.07	.28	.63	.91	(.24)	(2.86)	(3.10)	30.88	3.59	[5]	—	[6]	.45	[5]	.45	[5]	.86 [5]
2/28/2018[7,8]	28.79	.23	5.80	6.03	(.19)	(1.56)	(1.75)	33.07	21.46	[5,9]	—	[6]	.45	[5,10]	.45	[5,10]	.81 [5,10]
Class F-1:
2/28/2021	31.18	.08	10.02	10.10	(.06)	(1.44)	(1.50)	39.78	32.95		1,318		.71		.71		.23
2/29/2020	30.59	.21	2.00	2.21	(.15)	(1.47)	(1.62)	31.18	6.98		1,332		.72		.72		.65
2/28/2019	32.78	.19	.62	.81	(.14)	(2.86)	(3.00)	30.59	3.29		1,630		.73		.73		.58
2/28/2018	28.58	.16	5.71	5.87	(.11)	(1.56)	(1.67)	32.78	21.02		2,162		.74		.74		.52
2/28/2017	24.27	.14	5.19	5.33	(.10)	(.92)	(1.02)	28.58	22.31		2,303		.75		.75		.53
Class F-2:
2/28/2021	31.71	.17	10.21	10.38	(.14)	(1.44)	(1.58)	40.51	33.31		9,686		.44		.44		.48
2/29/2020	31.08	.30	2.04	2.34	(.24)	(1.47)	(1.71)	31.71	7.26		7,554		.45		.45		.91
2/28/2019	33.27	.28	.63	.91	(.24)	(2.86)	(3.10)	31.08	3.56		7,419		.47		.47		.85
2/28/2018	28.98	.24	5.79	6.03	(.18)	(1.56)	(1.74)	33.27	21.31		6,107		.47		.47		.79
2/28/2017	24.60	.22	5.26	5.48	(.18)	(.92)	(1.10)	28.98	22.66		6,251		.48		.48		.79
Class F-3:
2/28/2021	31.53	.21	10.14	10.35	(.17)	(1.44)	(1.61)	40.27	33.41		5,054		.34		.34		.59
2/29/2020	30.90	.33	2.04	2.37	(.27)	(1.47)	(1.74)	31.53	7.39		3,967		.35		.35		1.01
2/28/2019	33.09	.31	.62	.93	(.26)	(2.86)	(3.12)	30.90	3.68		3,517		.36		.36		.95
2/28/2018	28.83	.27	5.76	6.03	(.21)	(1.56)	(1.77)	33.09	21.44		3,121		.37		.37		.85
2/28/2017[7,11]	28.36	.02	.45	.47	—	—	—	28.83	1.66	[9]	3		.03	[9]	.03	[9]	.09 [9]
Class 529-A:
2/28/2021	31.08	.08	9.98	10.06	(.07)	(1.44)	(1.51)	39.63	32.93		2,496		.71		.71		.22
2/29/2020	30.51	.20	2.00	2.20	(.16)	(1.47)	(1.63)	31.08	6.97		1,891		.72		.72		.64
2/28/2019	32.71	.18	.64	.82	(.16)	(2.86)	(3.02)	30.51	3.31		1,876		.74		.74		.57
2/28/2018	28.54	.15	5.70	5.85	(.12)	(1.56)	(1.68)	32.71	20.99		1,863		.74		.74		.51
2/28/2017	24.24	.13	5.19	5.32	(.10)	(.92)	(1.02)	28.54	22.31		1,528		.77		.77		.50

See end of table for footnotes.

24	AMCAP Fund

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
2/28/2021	$27.31	$(.14)	$8.70	$8.56	$—	$(1.44)	$(1.44)	$34.43	31.96%		$113		1.45%		1.45%		(.48)%
2/29/2020	27.03	(.03)	1.78	1.75	—	(1.47)	(1.47)	27.31	6.21		220		1.47		1.47		(.10)
2/28/2019	29.39	(.05)	.55	.50	—	(2.86)	(2.86)	27.03	2.51		249		1.49		1.49		(.17)
2/28/2018	25.89	(.07)	5.13	5.06	—	(1.56)	(1.56)	29.39	20.05		277		1.52		1.52		(.26)
2/28/2017	22.15	(.07)	4.73	4.66	—	(.92)	(.92)	25.89	21.39		345		1.54		1.54		(.27)
Class 529-E:
2/28/2021	30.14	— [12]	9.67	9.67	— [12]	(1.44)	(1.44)	38.37	32.66		91		.93		.93		.01
2/29/2020	29.65	.13	1.94	2.07	(.11)	(1.47)	(1.58)	30.14	6.72		79		.95		.95		.42
2/28/2019	31.89	.11	.61	.72	(.10)	(2.86)	(2.96)	29.65	3.06		80		.97		.97		.35
2/28/2018	27.87	.08	5.56	5.64	(.06)	(1.56)	(1.62)	31.89	20.73		83		.97		.97		.28
2/28/2017	23.70	.07	5.06	5.13	(.04)	(.92)	(.96)	27.87	22.01		73		.99		.99		.28
Class 529-T:
2/28/2021	31.49	.16	10.13	10.29	(.13)	(1.44)	(1.57)	40.21	33.22	[5]	—	[6]	.48	[5]	.48	[5]	.44 [5]
2/29/2020	30.88	.29	2.02	2.31	(.23)	(1.47)	(1.70)	31.49	7.22	[5]	—	[6]	.48	[5]	.48	[5]	.88 [5]
2/28/2019	33.06	.26	.64	.90	(.22)	(2.86)	(3.08)	30.88	3.57	[5]	—	[6]	.50	[5]	.50	[5]	.81 [5]
2/28/2018[7,8]	28.79	.21	5.80	6.01	(.18)	(1.56)	(1.74)	33.06	21.36	[5,9]	—	[6]	.52	[5,10]	.52	[5,10]	.74 [5,10]
Class 529-F-1:
2/28/2021	31.37	.16	10.07	10.23	(.17)	(1.44)	(1.61)	39.99	33.19	[5]	—	[6]	.48	[5]	.48	[5]	.49 [5]
2/29/2020	30.76	.28	2.03	2.31	(.23)	(1.47)	(1.70)	31.37	7.24		151		.49		.49		.87
2/28/2019	32.96	.26	.63	.89	(.23)	(2.86)	(3.09)	30.76	3.53		144		.51		.51		.80
2/28/2018	28.74	.22	5.73	5.95	(.17)	(1.56)	(1.73)	32.96	21.25		116		.52		.52		.73
2/28/2017	24.40	.19	5.23	5.42	(.16)	(.92)	(1.08)	28.74	22.54		94		.55		.55		.72
Class 529-F-2:
2/28/2021[7,13]	34.86	.05	6.21	6.26	(.13)	(.86)	(.99)	40.13	18.10	[9]	199		.15	[9]	.15	[9]	.13 [9]
Class 529-F-3:
2/28/2021[7,13]	34.86	.06	6.21	6.27	(.18)	(.86)	(1.04)	40.09	18.11	[9]	—	[6]	.18	[9]	.13	[9]	.15 [9]
Class R-1:
2/28/2021	28.01	(.16)	8.95	8.79	—	(1.44)	(1.44)	35.36	31.98		73		1.44		1.44		(.50)
2/29/2020	27.69	(.02)	1.81	1.79	—	(1.47)	(1.47)	28.01	6.21		68		1.45		1.45		(.08)
2/28/2019	30.03	(.04)	.56	.52	—	(2.86)	(2.86)	27.69	2.52		90		1.46		1.46		(.14)
2/28/2018	26.41	(.06)	5.24	5.18	—	(1.56)	(1.56)	30.03	20.11		108		1.46		1.46		(.21)
2/28/2017	22.56	(.05)	4.82	4.77	—	(.92)	(.92)	26.41	21.49		103		1.47		1.47		(.20)

See end of table for footnotes.

AMCAP Fund	25

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
2/28/2021	$28.01	$(.16)	$8.94	$8.78	$—	$(1.44)	$(1.44)	$35.35	31.94%	$725		1.43%	1.43%	(.50)%
2/29/2020	27.69	(.02)	1.81	1.79	—	(1.47)	(1.47)	28.01	6.21	605		1.44	1.44	(.08)
2/28/2019	30.02	(.04)	.57	.53	—	(2.86)	(2.86)	27.69	2.56	624		1.45	1.45	(.14)
2/28/2018	26.40	(.06)	5.24	5.18	—	(1.56)	(1.56)	30.02	20.12	636		1.46	1.46	(.21)
2/28/2017	22.56	(.05)	4.81	4.76	—	(.92)	(.92)	26.40	21.45	590		1.46	1.46	(.19)
Class R-2E:
2/28/2021	31.04	(.07)	9.94	9.87	—	(1.44)	(1.44)	39.47	32.34	76		1.14	1.14	(.21)
2/29/2020	30.50	.07	1.99	2.06	(.05)	(1.47)	(1.52)	31.04	6.53	67		1.15	1.15	.22
2/28/2019	32.73	.05	.65	.70	(.07)	(2.86)	(2.93)	30.50	2.89	61		1.16	1.16	.16
2/28/2018	28.61	.03	5.69	5.72	(.04)	(1.56)	(1.60)	32.73	20.47	46		1.16	1.16	.08
2/28/2017	24.38	.03	5.21	5.24	(.09)	(.92)	(1.01)	28.61	21.86	22		1.16	1.16	.11
Class R-3:
2/28/2021	30.35	(.02)	9.73	9.71	—	(1.44)	(1.44)	38.62	32.55	1,104		.99	.99	(.05)
2/29/2020	29.83	.12	1.95	2.07	(.08)	(1.47)	(1.55)	30.35	6.69	990		1.00	1.00	.37
2/28/2019	32.06	.10	.61	.71	(.08)	(2.86)	(2.94)	29.83	2.99	1,157		1.01	1.01	.30
2/28/2018	28.01	.07	5.59	5.66	(.05)	(1.56)	(1.61)	32.06	20.67	1,321		1.01	1.01	.24
2/28/2017	23.81	.07	5.08	5.15	(.03)	(.92)	(.95)	28.01	21.99	1,232		1.02	1.02	.25
Class R-4:
2/28/2021	31.17	.09	10.01	10.10	(.06)	(1.44)	(1.50)	39.77	32.97	907		.68	.68	.25
2/29/2020	30.58	.22	2.00	2.22	(.16)	(1.47)	(1.63)	31.17	7.00	906		.69	.69	.67
2/28/2019	32.77	.20	.62	.82	(.15)	(2.86)	(3.01)	30.58	3.33	1,130		.71	.71	.61
2/28/2018	28.58	.16	5.71	5.87	(.12)	(1.56)	(1.68)	32.77	21.03	1,409		.71	.71	.54
2/28/2017	24.28	.15	5.18	5.33	(.11)	(.92)	(1.03)	28.58	22.33	1,238		.72	.72	.55
Class R-5E:
2/28/2021	31.52	.15	10.14	10.29	(.14)	(1.44)	(1.58)	40.23	33.21	139		.48	.48	.44
2/29/2020	30.91	.27	2.05	2.32	(.24)	(1.47)	(1.71)	31.52	7.25	77		.48	.48	.84
2/28/2019	33.11	.27	.63	.90	(.24)	(2.86)	(3.10)	30.91	3.56	31		.50	.50	.83
2/28/2018	28.85	.25	5.74	5.99	(.17)	(1.56)	(1.73)	33.11	21.31	7		.47	.47	.78
2/28/2017	24.48	.20	5.24	5.44	(.15)	(.92)	(1.07)	28.85	22.54	—	[6]	.60	.51	.76
Class R-5:
2/28/2021	31.98	.20	10.29	10.49	(.16)	(1.44)	(1.60)	40.87	33.36	571		.38	.38	.55
2/29/2020	31.32	.32	2.06	2.38	(.25)	(1.47)	(1.72)	31.98	7.33	572		.39	.39	.98
2/28/2019	33.49	.30	.64	.94	(.25)	(2.86)	(3.11)	31.32	3.64	1,032		.41	.41	.91
2/28/2018	29.16	.26	5.83	6.09	(.20)	(1.56)	(1.76)	33.49	21.38	1,353		.41	.41	.84
2/28/2017	24.74	.23	5.30	5.53	(.19)	(.92)	(1.11)	29.16	22.74	1,339		.41	.41	.86
Class R-6:
2/28/2021	31.89	.21	10.28	10.49	(.18)	(1.44)	(1.62)	40.76	33.45	18,504		.33	.33	.60
2/29/2020	31.24	.34	2.05	2.39	(.27)	(1.47)	(1.74)	31.89	7.38	14,415		.34	.34	1.02
2/28/2019	33.41	.32	.63	.95	(.26)	(2.86)	(3.12)	31.24	3.70	14,053		.36	.36	.96
2/28/2018	29.09	.28	5.81	6.09	(.21)	(1.56)	(1.77)	33.41	21.45	13,199		.36	.36	.89
2/28/2017	24.69	.25	5.28	5.53	(.21)	(.92)	(1.13)	29.09	22.76	9,633		.36	.36	.90

	Year ended February 28 or 29,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[14]	35%	27%	32%	27%	25%

26	AMCAP Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Amount less than $.01.
[13]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

AMCAP Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the investment portfolio, as of February 28, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa,

California April 9, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

28	AMCAP Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2020, through February 28, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AMCAP Fund	29

Expense example (continued)

	Beginning account value 9/1/2020	Ending account value 2/28/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,116.93	$3.46	.66%
Class A – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class C – actual return	1,000.00	1,112.68	7.33	1.40
Class C – assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class T – actual return	1,000.00	1,118.24	2.21	.42
Class T – assumed 5% return	1,000.00	1,022.71	2.11	.42
Class F-1 – actual return	1,000.00	1,116.74	3.67	.70
Class F-1 – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class F-2 – actual return	1,000.00	1,118.36	2.31	.44
Class F-2 – assumed 5% return	1,000.00	1,022.61	2.21	.44
Class F-3 – actual return	1,000.00	1,118.78	1.79	.34
Class F-3 – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 529-A – actual return	1,000.00	1,116.89	3.67	.70
Class 529-A – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 529-C – actual return	1,000.00	1,112.98	7.49	1.43
Class 529-C – assumed 5% return	1,000.00	1,017.70	7.15	1.43
Class 529-E – actual return	1,000.00	1,115.68	4.83	.92
Class 529-E – assumed 5% return	1,000.00	1,020.23	4.61	.92
Class 529-T – actual return	1,000.00	1,117.80	2.52	.48
Class 529-T – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 529-F-1 – actual return	1,000.00	1,117.72	2.47	.47
Class 529-F-1 – assumed 5% return	1,000.00	1,022.46	2.36	.47
Class 529-F-2 – actual return†	1,000.00	1,118.22	1.60	.46
Class 529-F-2 – assumed 5% return†	1,000.00	1,022.51	2.31	.46
Class 529-F-3 – actual return†	1,000.00	1,118.51	1.39	.40
Class 529-F-3 – assumed 5% return†	1,000.00	1,022.81	2.01	.40
Class R-1 – actual return	1,000.00	1,112.85	7.49	1.43
Class R-1 – assumed 5% return	1,000.00	1,017.70	7.15	1.43
Class R-2 – actual return	1,000.00	1,112.54	7.49	1.43
Class R-2 – assumed 5% return	1,000.00	1,017.70	7.15	1.43
Class R-2E – actual return	1,000.00	1,114.47	5.98	1.14
Class R-2E – assumed 5% return	1,000.00	1,019.14	5.71	1.14
Class R-3 – actual return	1,000.00	1,115.04	5.14	.98
Class R-3 – assumed 5% return	1,000.00	1,019.93	4.91	.98
Class R-4 – actual return	1,000.00	1,116.94	3.57	.68
Class R-4 – assumed 5% return	1,000.00	1,021.42	3.41	.68
Class R-5E – actual return	1,000.00	1,117.91	2.52	.48
Class R-5E – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class R-5 – actual return	1,000.00	1,118.53	2.00	.38
Class R-5 – assumed 5% return	1,000.00	1,022.91	1.91	.38
Class R-6 – actual return	1,000.00	1,118.74	1.73	.33
Class R-6 – assumed 5% return	1,000.00	1,023.16	1.66	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on October 30, 2020. The “assumed 5% return” line is based on 181 days.

30	AMCAP Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2021:

Long-term capital gains	$2,983,860,785
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$2,734,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2021, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

AMCAP Fund	31

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2019, through September 30, 2020. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

32	AMCAP Fund

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AMCAP Fund	33

Board of trustees and other officers

Independent trustees[1]
Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships [3] held by trustee
Mary Anne Dolan, 1947	1998	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly- Clark de México, SAB de CV
Merit E. Janow, 1958	2021	Dean and Professor, Columbia University, School of International and Public Affairs	93	Mastercard Incorporated; Trimble Inc.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	At Home Group Inc.
Kathy J. Williams, 1955	2019	Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission	4	None

Interested trustees[4,5]
Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships [3] held by trustee
James Terrile, 1965 Co-President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None
William L. Robbins, 1968	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company; Chair and Director, Capital Group International, Inc.	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	AMCAP Fund

Other officers[5]
Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Barry S. Crosthwaite, 1958 Co-President	2006	Partner — Capital International Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Michael W. Stockton, 1967 Executive Vice President	2013-2016; 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Cheryl E. Frank, 1975 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.
Aidan O’Connell, 1968 Senior Vice President	2017	Partner — Capital Research Global Investors, Capital Research and Management Company
Lawrence R. Solomon, 1962 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board, President and Director, Capital Management Services, Inc.
Jessica C. Spaly, 1977 Senior Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Eric H. Stern, 1964 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company
Gregory W. Wendt, 1961 Senior Vice President	2020	Partner – Capital Research Global Investors, Capital Research and Management Company
Julie E. Lawton, 1973 Secretary	2021	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company
Brian Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

AMCAP Fund	35

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	AMCAP Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AMCAP

Registrant:

a) Audit Fees:
Audit	2020	94,000
	2021	92,000

b) Audit-Related Fees:
	2020	14,000
	2021	13,000

c) Tax Fees:
	2020	12,000
	2021	12,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	2,068,000
	2021	1,381,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	46,000
	2021	40,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	2,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,142,000 for fiscal year 2020 and $1,448,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: April 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: April 30, 2021

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: April 30, 2021